UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 01561 )

Exact name of registrant as specified in charter:	Putnam Vista Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: April 30, 2010

Item 1. Schedule of Investments:

Putnam Vista Fund

The fund's portfolio 4/30/10 (Unaudited)

COMMON STOCKS (91.2%)(a)
	Shares	Value

Advertising and marketing services (0.6%)
Omnicom Group, Inc.	171,000	$7,294,860
		7,294,860

Aerospace and defense (1.8%)
BE Aerospace, Inc. (NON)	214,800	6,381,708
Goodrich Corp.	82,500	6,119,850
L-3 Communications Holdings, Inc.	93,700	8,767,509
		21,269,067

Automotive (0.7%)
American Axle & Manufacturing Holdings, Inc. (NON) (S)	805,500	8,667,180
		8,667,180

Banking (3.4%)
Fifth Third Bancorp	1,203,800	17,948,658
Huntington Bancshares, Inc.	1,458,700	9,875,399
KeyCorp	1,356,300	12,233,826
		40,057,883

Beverage (0.4%)
Central European Distribution Corp. (NON)	152,600	5,287,590
		5,287,590

Biotechnology (4.7%)
Alexion Pharmaceuticals, Inc. (NON)	197,900	10,860,752
Amylin Pharmaceuticals, Inc. (NON) (S)	335,300	6,920,592
BioMarin Pharmaceuticals, Inc. (NON)	423,700	9,901,869
Dendreon Corp. (NON) (S)	186,300	10,101,186
Human Genome Sciences, Inc. (NON) (S)	106,600	2,951,754
InterMune, Inc. (NON)	105,600	4,494,336
OSI Pharmaceuticals, Inc. (NON)	125,514	7,363,906
United Therapeutics Corp. (NON)	51,300	2,918,457
		55,512,852

Broadcasting (2.7%)
CBS Corp. Class B (S)	1,007,100	16,325,091
Clear Channel Outdoor Holdings, Inc. Class A (NON)	574,206	6,649,305
DISH Network Corp. Class A	414,100	9,172,315
		32,146,711

Building materials (1.8%)
Lennox International, Inc.	174,400	7,893,344
Masco Corp. (S)	829,107	13,456,407
		21,349,751

Cable television (1.1%)
Liberty Global, Inc. Class A (NON)	456,100	12,501,701
		12,501,701

Chemicals (0.6%)
Cytec Industries, Inc.	159,300	7,655,958
		7,655,958

Coal (0.5%)
Alpha Natural Resources, Inc. (NON)	119,200	5,611,936
		5,611,936

Combined utilities (0.5%)
El Paso Corp.	451,509	5,463,259
		5,463,259

Commercial and consumer services (1.0%)
Plexus Corp. (NON)	139,000	5,149,950
Sotheby's Holdings, Inc. Class A (S)	187,500	6,262,500
		11,412,450

Communications equipment (0.8%)
F5 Networks, Inc. (NON) (S)	145,600	9,963,408
		9,963,408

Computers (5.4%)
Emulex Corp. (NON) (S)	1,312,575	15,422,756
Hewlett-Packard Co.	222,300	11,552,931

IBM Corp.	91,800	11,842,200
Polycom, Inc. (NON)	352,999	11,490,117
Riverbed Technolgoy, Inc. (NON)	116,200	3,601,038
Xerox Corp.	901,600	9,827,440
		63,736,482

Conglomerates (0.6%)
3M Co.	55,900	4,956,653
Danaher Corp.	18,571	1,565,164
		6,521,817

Construction (0.3%)
Chicago Bridge & Iron Co., NV (Netherlands) (NON)	158,153	3,707,106
		3,707,106

Consumer goods (2.4%)
Estee Lauder Cos., Inc. (The) Class A (S)	97,700	6,440,384
Fortune Brands, Inc.	256,104	13,424,972
Newell Rubbermaid, Inc. (S)	469,500	8,014,365
		27,879,721

Consumer services (2.4%)
Avis Budget Group, Inc. (NON)	608,600	9,202,032
Itron, Inc. (NON)	142,200	11,320,542
Netflix, Inc. (NON) (S)	80,481	7,949,108
		28,471,682

Electronics (6.4%)
Altera Corp.	441,700	11,201,512
Gentex Corp.	463,600	9,962,764
Jabil Circuit, Inc.	384,600	5,892,072
Marvell Technology Group, Ltd. (NON)	439,000	9,065,350
NVIDIA Corp. (NON)	244,600	3,845,112
SanDisk Corp. (NON)	276,500	11,029,585
Silicon Laboratories, Inc. (NON) (S)	220,300	10,651,505
Texas Instruments, Inc.	157,500	4,096,575
Trimble Navigation, Ltd. (NON)	309,600	10,127,016
		75,871,491

Energy (oil field) (1.0%)
Core Laboratories NV (Netherlands) (S)	43,400	6,505,226
Exterran Holdings, Inc. (NON) (S)	64,682	1,885,480
Petroleum Geo-Services ASA (Norway) (NON)	242,400	3,309,872
		11,700,578

Financial (3.0%)
AerCap Holdings NV (Netherlands) (NON)	452,649	6,246,556
Assurant, Inc.	352,500	12,841,575
CapitalSource, Inc.	1,390,200	8,299,494
NYSE Euronext	250,700	8,180,341
		35,567,966

Food (0.8%)
Corn Products International, Inc.	129,100	4,647,600
Smithfield Foods, Inc. (NON) (S)	263,775	4,943,144
		9,590,744

Forest products and packaging (0.7%)
Sino-Forest Corp. (Hong Kong) (NON)	487,700	8,664,039
		8,664,039

Gaming and lottery (2.0%)
Las Vegas Sands Corp. (NON) (S)	975,455	24,249,811
		24,249,811

Health-care services (2.8%)
AmerisourceBergen Corp. (S)	557,300	17,192,705
Cerner Corp. (NON) (S)	95,800	8,134,378
Health Management Associates, Inc. Class A (NON)	850,300	7,924,796
		33,251,879

Lodging/Tourism (1.0%)
Wyndham Worldwide Corp.	439,169	11,774,121
		11,774,121

Machinery (3.0%)
AGCO Corp. (NON) (S)	358,100	12,540,662
Cummins, Inc. (S)	69,500	5,019,985
Joy Global, Inc. (S)	109,199	6,203,595
Lincoln Electric Holdings, Inc.	100,000	5,994,000
Parker Hannifin Corp.	84,500	5,845,710
		35,603,952

Media (1.7%)

Dolby Laboratories, Inc. Class A (NON)	139,000	9,552,080
Meredith Corp. (S)	119,300	4,286,449
Time Warner, Inc.	179,600	5,941,168
		19,779,697

Medical technology (5.8%)
Align Technology, Inc. (NON)	271,020	4,601,920
Baxter International, Inc.	20,300	958,566
Bruker BioSciences Corp. (NON)	397,998	6,085,389
Cepheid, Inc. (NON)	132,600	2,650,674
Covidien PLC (Ireland)	113,900	5,466,061
Hologic, Inc. (NON)	644,500	11,517,215
Kinetic Concepts, Inc. (NON) (S)	134,700	5,832,510
Life Technologies Corp. (NON)	139,400	7,626,574
Mettler-Toledo International, Inc. (NON)	58,300	7,315,484
PerkinElmer, Inc.	303,100	7,592,655
ResMed, Inc. (NON) (S)	107,700	7,369,911
Thermo Fisher Scientific, Inc. (NON)	31,800	1,757,904
		68,774,863

Metals (2.2%)
Carpenter Technology Corp.	156,100	6,130,047
Cliffs Natural Resources, Inc. (S)	85,400	5,340,062
Goldcorp, Inc. (Toronto Exchange) (Canada)	125,000	5,403,750
United States Steel Corp. (S)	156,900	8,576,154
		25,450,013

Oil and gas (2.5%)
Anadarko Petroleum Corp.	108,700	6,756,792
Atlas Energy, Inc. (NON)	146,734	5,294,163
EOG Resources, Inc. (S)	43,500	4,877,220
Oil States International, Inc. (NON)	114,056	5,510,045
St. Mary Land & Exploration Co.	171,400	6,897,136
		29,335,356

Railroads (1.2%)
Kansas City Southern (NON) (S)	336,358	13,639,317
		13,639,317

Real estate (2.6%)
Apartment Investment & Management Co. Class A (R) (S)	261,190	5,853,268
Brookfield Properties Corp. (S)	819,751	13,099,621
Jones Lang LaSalle, Inc.	72,229	5,697,424
SL Green Realty Corp. (R)	93,200	5,794,244
		30,444,557

Restaurants (1.5%)
Darden Restaurants, Inc. (S)	199,400	8,923,150
McDonald's Corp.	118,500	8,364,915
		17,288,065

Retail (5.0%)
Bed Bath & Beyond, Inc. (NON)	281,800	12,951,528
Big Lots, Inc. (NON)	75,700	2,891,740
Coach, Inc. (S)	99,200	4,141,600
Costco Wholesale Corp.	156,200	9,228,296
Saks, Inc. (NON) (S)	1,224,054	11,934,527
Talbots, Inc. (NON) (S)	290,149	4,772,951
TJX Cos., Inc. (The) (S)	76,630	3,551,034
Tuesday Morning Corp. (NON)	152,431	861,235
Urban Outfitters, Inc. (NON)	61,700	2,314,367
Whole Foods Market, Inc. (NON)	180,500	7,043,110
		59,690,388

Semiconductor (0.3%)
Lam Research Corp. (NON)	100,000	4,055,000
		4,055,000

Shipping (0.5%)
United Parcel Service, Inc. Class B (S)	87,200	6,029,008
		6,029,008

Software (5.5%)
Autodesk, Inc. (NON)	399,900	13,600,599
Intuit, Inc. (NON) (S)	401,500	14,518,240
Oracle Corp.	227,700	5,883,768
Red Hat, Inc. (NON)	404,966	12,096,334
TIBCO Software, Inc. (NON)	475,800	5,424,120
VMware, Inc. Class A (NON) (S)	216,750	13,360,470
		64,883,531

Staffing (0.6%)
Robert Half International, Inc. (S)	278,600	7,628,068
		7,628,068

Technology (0.7%)

Unisys Corp. (NON)		307,158	8,606,567
			8,606,567

Technology services (4.1%)
Check Point Software Technologies (Israel) (NON) (S)		434,700	15,484,014
Salesforce.com, Inc. (NON) (S)		232,500	19,902,000
VeriSign, Inc. (NON)		335,300	9,143,631
Western Union Co. (The)		204,800	3,737,600
			48,267,245

Telecommunications (2.9%)
Aruba Networks, Inc. (NON) (S)		670,100	8,416,456
NII Holdings, Inc. (NON) (S)		422,100	17,905,482
Sprint Nextel Corp. (NON)		1,905,700	8,099,225
			34,421,163

Textiles (0.2%)
VF Corp.		34,700	2,998,775
			2,998,775

Trucks and parts (1.5%)
WABCO Holdings, Inc. (NON)		535,500	17,773,245
			17,773,245
Total common stocks (cost $904,284,976)			$1,079,850,853

INVESTMENT COMPANIES (0.9%)(a)
		Shares	Value

Market Vectors Gold Miners ETF		250,500	$10,693,845

Total investment companies (cost $10,767,913)			$10,693,845

PURCHASED OPTIONS OUTSTANDING (0.7%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Dendreon Corp. (Put)	May-10/$25.00	91,287	$913
Health Management Associates, Inc. Class A (Call) (F)	Jan-11/30.00	402,671	240,198
Intermune, Inc. (Call)	May-10/50.00	121,378	640,876
Intermune, Inc. (Put)	May-10/35.00	105,600	675,840
Intermune, Inc. (Put)	May-10/20.00	119,205	114,437
Market Vectors Gold Miners ETF (Call)	May-10/45.00	559,440	3,265,440
Market Vectors Gold Miners ETF (Call)	Jun-10/40.00	263,330	2,849,231

Total purchased options outstanding (cost $4,911,576)			$7,786,935

U.S. TREASURY OBLIGATIONS (0.2%)(a)(i)
		Principal amount	Value

U.S. Treasury Notes
1 3/4s, January 31, 2014		$245,000	$244,780
7/8s, January 31, 2011		190,000	191,145
U.S. Treasury Inflation Protected Securities
2s, January 15, 2026		349,440	365,535
1 3/4s, January 15, 2028		547,282	547,507
1 7/8s, July 15, 2015		115,885	124,943
0 5/8s, April 15, 2013		655,237	673,145
2 1/8s, January 15, 2019		292,752	318,672

Total U.S. treasury obligations (cost $2,465,727)			$2,465,727

CONVERTIBLE PREFERRED STOCKS (--%)(a)
		Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost
$10,451,238) (Private) (F)(RES)(NON)		125,000	$1,250

Total convertible preferred stocks (cost $10,451,238)			$1,250

SHORT-TERM INVESTMENTS (25.3%)(a)
		Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.16% to 0.28% and
due dates ranging from May 3, 2010 to June 21, 2010 (d)		$237,638,603	$237,605,457
Putnam Money Market Liquidity Fund (e)		57,585,187	57,585,187
SSgA Prime Money Market Fund (i)		289,000	289,000
U.S. Treasury Bills, for effective yields ranging from
0.26% to 0.28%, December 16, 2010 (SEG)		$2,025,000	2,021,553
U.S. Treasury Bills, for effective yields ranging from
0.23% to 0.25%, November 18, 2010 (SEG)		1,693,000	1,689,247
U.S. Treasury Bill for an effective yield of 0.24%,
August 26, 2010 (SEG)		140,000	139,916
U.S. Treasury Bill for an effective yield of 0.22%,
July 15, 2010 (SEG)		110,000	109,921

Total short-term investments (cost $299,441,810)			$299,440,281

TOTAL INVESTMENTS

Total investments (cost $1,232,323,240) (b)			$1,400,238,891

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	260	$10,392,200	Jun-10	$(125,046)
Russell 2000 Index Mini (Long)	36	2,575,800	Jun-10	(39,435)
S&P 500 Index (Long)	105	31,064,250	Jun-10	(322,740)
S&P Mid Cap 400 Index E-Mini (Long)	95	7,805,200	Jun-10	(106,723)

Total				$(593,944)

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $821,017) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Dendreon Corp. (Call)	91,287	May-10/$45.00	$865,401
Health Management Associates, Inc. Class A (Call)	402,671	Jan-11/40.00	53,032
Market Vectors Gold Miners ETF (Call)	263,330	Jun-10/50.00	753,123

Total			$1,671,556

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	118,111 (F)	4/12/11	(3 month USD-LIBOR-BBA)	A basket (GSCBRETE) of	$48,560
				common stocks

Total					$48,560

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard CodificationASC 820 Fair Value Measurements
and Disclosures ("ASC 820") based on securities valuation inputs.

Key to holding's abbreviations

ETF	Exchange Traded Fund

Notes to The fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2009 through April 30, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $1,183,641,120.

(b) The aggregate identified cost on a tax basis is $1,233,788,351, resulting in gross unrealized appreciation and depreciation of $188,622,014 and $22,171,474, respectively, or net unrealized appreciation of $166,450,540.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $1,250, or less than 0.1% of net assets.

(SEG) These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $230,889,159. The fund received cash collateral of $237,605,457 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $29,466 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $514,388,480 and $456,803,293, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $33,381,255 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

The fund had an average contract amount of approximately 149 on futures contracts for the reporting period.

Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the period.

The fund had an average contract amount of approximately 2,700,000 on written options contracts for the reporting period.

Total return swap contracts: The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.

The fund had an average notional amount of approximately $3,600,000 on total return swap contracts for the reporting period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $3,232,114 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $109,175 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$45,477,116	$--	$--

	Capital goods	74,646,264	--	--

	Communication services	46,922,864	--	--

	Conglomerates	6,521,817	--	--

	Consumer cyclicals	183,092,338	--	--

	Consumer staples	112,417,276	--	--

	Energy	43,337,998	3,309,872	--

	Financials	106,070,406	--	--

	Health care	157,539,594	--	--

	Technology	275,383,724	--	--

	Transportation	19,668,325	--	--

	Utilities and power	5,463,259	--	--

Total common stocks		1,076,540,981	3,309,872	--

Convertible preferred stocks		--	--	1,250

Investment Companies		10,693,845	--	--

Purchased options outstanding		--	7,786,935	--

Short-term investments		57,874,187	241,566,094	--

U.S. treasury obligations		--	2,465,727	--

Totals by level		$1,145,109,013	$255,128,628	$1,250

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(593,944)	$--	$--

Written options	--	(1,671,556)	--

Total return swap contracts	--	48,560	--

Totals by level	$(593,944)	$(1,622,996)	$--

At the start and close of the reporting period, Level 3 securities are not considered a significant portion of the fund's portfolio.

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Equity contracts	$7,835,495	$2,265,500

Total	$7,835,495	$2,265,500

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Vista Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: June 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date:June 28, 2010